The Oak Value Fund
                                  (the "Fund")


                        Supplement dated November 1, 1999
                    To the Prospectus dated November 1, 1999


         Effective November 20, 1999, BISYS Fund Services Ohio, Inc. will assume the duties as Administrator, Fund Accounting Agent and Transfer Agent for the Fund from Countrywide Fund Services, Inc. ("Countrywide"), as described in the prospectus. In addition, effective November 20, 1999, The Bank of New York will assume the duties as Custodian from Star Bank, N.A..

         Until November 20, 1999, shareholders should direct phone calls and mail to the phone numbers and addresses referenced below:

For information or assistance in opening an account or 24-hour Net Asset Value, please call:
Nationwide (toll-free)............................................800.622.2474

For 24-hour Net Asset Value and investment information, please call:
Nationwide (toll-free)............................................800.680.4199

Regular Mail Redemptions. Your request should be sent to the Oak Value Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:
         1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
         2)   any required signature guarantees; and
         3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, and other organizations.

Purchasing Shares by Regular Mail Orders. Please complete and sign the Account Application form accompanying this Prospectus and mail it with your check, made payable to the Oak Value Fund, to:

              The Oak Value Fund
              c/o Shareholder Services
              P.O. Box 5354
              Cincinnati, Ohio 45201-5354

Purchasing Shares by Bank Wire Orders. Investments can be made directly by bank wire. To establish a new account or to add to an existing account by wire, please call the Fund, at 1-800-622-2474, before wiring funds, to advise the Fund of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

              Star Bank, N.A.
              ABA# 042000013
              For credit to Oak Value Fund #483616975
              (Shareholder name and account number or tax identification number)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Purchasing Shares by Regular Mail Orders," above.

                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE